Exhibit 99.1

Focused on Organic Growth and Productivity October 8, 2007

Introduction Seifi Ghasemi

Safe Harbor Language This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s 2006 Form 10-K on file with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events. 2

Time Schedule 1:30 - 1:35 Introduction – Timothy McKenna 1:35 - 1:50 Strategic Accomplishment – Seifi Ghasemi 1:50 - 2:30 Ceramics Overview – Dr. Ulf-Dieter Zimmermann 2:30 - 3:00 TiO2 Pigments Overview – Dr. Wolf-Dieter Griebler 3:00 - 3:15 Break 3:15 - 3:45 Color Pigments Overview – Andrew M. Ross 3:45 - 4:30 Specialty Chemicals Overview – Dr. Monika Engel-Bader 4:30 - 5:00 Financial Review – Robert J. Zatta 5:00 - 5:15 Break 5:15 - 5:45 Conclusion – Seifi Ghasemi 5:45 - 7:15 Buffet Dinner 3

Rockwood’s Growth Opportunities Presentations by Senior Business Leaders Portfolio Current Structure Long-term Plans to Focus the Holdings Long Term Financial Goals Historical Performance Time Schedule 4

Introducing Today's Presenters

- Seifi Ghasemi, Chairman & CEO
- Robert Zatta, Senior VP, CFO
- Dr. Ulf-Dieter Zimmermann, President, Advanced Ceramics
- Dr. Wolf-Dieter Griebler, President, TiO_2 Pigments
- Andrew M. Ross, President, Color Pigments
- Dr. Monika Engel-Bader, President, Specialty Chemicals
- Timothy McKenna, VP, Investor Relations

ROCKWOOD HOLDINGS, INC. 5

Introducing Our Senior Team

- Seifi Ghasemi, Chairman & CEO
- Robert Zatta, Senior VP, CFO
- Thomas J. Riordan, Senior VP, Law & Administration
- Timothy McKenna, VP, Investor Relations
- James Sullivan, Corporate Controller
- Dr. Andreas Gruenewald, Director, Financial Planning

- Steve Ainscough, President, Viance
- Dr. Monika Engel-Bader, President, Specialty Chemicals
- Robert Gingue, President, Specialty Compounds
- Dr. Wolf-Dieter Griebler, President, TiO_2 Pigments
- Dr. Steffen Haber, President, Lithium
- Joris Merckx, President, Surface Treatment
- Andrew M. Ross, President, Color Pigments
- Vern Sumner, President, Clay Additives
- Dr. Ulf-Dieter Zimmermann, President, Advanced Ceramics

ROCKWOOD HOLDINGS, INC. 6

Rockwood Business Sectors Advanced Materials Pigments & Additives Specialty Chemicals LTM 6/30/07 Financials: Continuing Operations Only ($ in millions) Performance Additives TiO2 Pigments Electronics Advanced Ceramics Specialty Compounds Net Sales: $997 Adj. EBITDA: 239 % Margin: 24.0% Net Sales: $1,233 Adj. EBITDA: 225 % Margin: 18.3% Net Sales: $685 Adj. EBITDA: 151 % Margin: 22.0% Net Sales: $211 Adj. EBITDA: 36 % Margin: 17.2% Note: Adjusted EBITDA of $599 million includes $52 million of corporate costs. $461 89 19.3% $772 136 17.6% $262 33 12.7% $423 117 27.7% Net Sales: Adj. EBITDA: % Margin: Net Sales: $3,126 Adjusted EBITDA: 599 % Margin: 19.2% 7

Largest Global Producer of Lithium Products Specialty Chemicals (Chemetall) (1) Represents percentage of total Adjusted EBITDA before corporate costs. 37% (1) Brine Evaporating Ponds in Chile Pharmaceutical Batteries Largest Global Producer of Lithium Products 8

Second Largest Global Producer of Lithium Products Specialty Chemicals (Chemetall) (1) Represents percentage of total Adjusted EBITDA before corporate costs. 37% (1) Second Largest Global Producer of Products & Services for Metal Processing 9

Pigments & Additives (1) Represents percentage of total Adjusted EBITDA before corporate costs. TiO2 Specialties/Nano Particles TiO2 Pigments Pigments Timber Treatment Clay-Based Additives 35% (1) 10

Ceramics – Piezo Applications 23% (1) (1) Represents percentage of total Adjusted EBITDA before corporate costs. Ceramics – Electronic Applications Ceramics – Cutting Tools Ceramics – Medical Advanced Materials 11

Advanced Ceramics Dr. Ulf-Dieter Zimmermann

ROC Investor Conference New York October 8th, 2007 Company Presentation CeramTec AG Plochingen, Germany Dr. Ulf-D. Zimmermann, CEO 13

14 The CeramTec Group Sales 2006 $ 390 million 3,100 employees 15 manufacturing sites Automotive Electronics Medical Technology Industry

15 What are High-Performance Ceramics? High-Performance Ceramics Conventional Ceramics Highly specialized materials with superior mechanical, electrical, thermal, biological, and chemical properties. Ceramic components that have been optimized for high-tech applications. Traditional clay and porcelain products for home use. Heat-resistant and friction-resistant products for industry. Material Properties Cost Diamonds High-Performance Ceramics Metals Plastics

16 Sales in 2006 by market segments Medical Technologies 22% Electronics 22% Automotive 30% Industry 26%

17 CeramTec International Locations 2007 America: Europe: Asia: USA Germany China Brasil France Korea Great Britain Malaysia Italy Poland Scandinavia Spain Czech Republic

18 Divisions of CeramTec AG / Germany Mechan. Applications Plochingen Medical Products Plochingen & Marktredwitz Cutting Tools Ebersbach Mechanical Systems Lauf & Wittlich Chemical Applications Marktredwitz Elektronic Applications Marktredwitz Multifunctional Ceramics Lauf & Wilhermsdorf Armor Ceramics Marktredwitz

Ceramica modern material High Performance Ceramic is used in modern and growing markets: Automotive Hybrid engines, fuel cell (APU), metal matrix composite, ceramic salt cores Electronical Mobile phones, iPod, high power LED (light systems) 19

Ceramica modern material High Performance Ceramic is used in modern and growing markets: Medical Orthopedics, spine, dental Aero and Armor Electronics, protection Chemical Catalyzer 20

21 Mechanical Systems Division Sanitary faucets Components for pumps/compressors Components for special applications

22 Medical Products Division Ball heads and cup inserts for hip joint prostheses Knee joints Dentistry products

23 Cutting Tools Division High-performance cutting grades and tools to increase added value for your machining

24 Electronic Applications Division Rubalit® and Alunit® Substrates Rubalit® Resistor cores

25 Multifunctional Ceramics Division System components for Electrical insulation Thermal insulation Piezoceramics

26 Chemical Applications Division Ceramic catalyst carriers for chemical processes

27 Armor Ceramics Division Ceramic armor components for vehicle and aircraft

CeramTec Gaskets (SSiC) 28 Czech Republic

29 CeramTec North America Hermetic seal products Ceramic-to-metal and glass-to-ceramic Laserhouse for processing ceramic substrates composite technology

CeramTec Malaysia Dipping formers for the production of rubber gloves 30

CeramTec United Kingdom Tubes and rods for fuse resistors and gas igniters Laserhouse for processing ceramic substrates 31

32 Suzhou CeramTec / China Textile machine components Laserhouse for processing ceramic substrates

Growth Examples growth potentials . . . . . . . . 33

Growth Ceramic grows faster than competitive materials Geographical growth opportunities for CT Additional application new products 34

35 Medical 1972 2006 2008 2005

36 Automotive

37 Growth from 2004 - 2007 120 80 94 105 422 350 370 390 60 80 100 120 140 160 2004 2005 2006 2007 200 250 300 350 400 450 EBITDA Sales Mill. US $ Mill. US $ Actual rates

38 Thank you very much for your attention.

WDG, New York October 2007 Great Solutions with Small Particles ! TiO2 Pigments Dr. Wolf-Dieter Griebler

Sales EBITDA Markets Products Sachtleben snapshot (2006) $441,1m $88,5m (20,1% of sales) Synthetic fibers, coatings, plastics, paper, pharma, water Titanium Dioxide, Barium Sulfate, Zinc Sulfide, Polyaluminiumcompounds, Ferrous Oxide and Sulfate, Sulfuric Acid 62% Europe, 24% Asia/Pacific, 13% Americas, 1% RoW 40

Duisburg Site Titaniumdioxide Plant Recycling Plant Functional Additive Plant 41

Specialty Share (2006) Water Chemicals Functional Additives Titanium Dioxide 42% 58% 40% 60 % Standard Grades Specialties 85% 15% 42 Pharma grade anatase Fiber grade anatase Titanium oxyhydrates nano-Titaniumdioxide Catalysts Rutilit Zinc sulfide nano Zinc sulfide micro Blanc Fixe nano Blanc Fixe Blanc Fixe X-Ray grade Blanc Fixe additives Nicasal Biotol

Specialty nature of Sachtleben business Development, production, application of small inorganic particles Provider of useful functions Fiber grade anatase pigment Blanc Fixe X-ray grade Polyester Fibre X-ray investigation 43

Organic growth project: Synthetic fibers

- New fiber grade anatase pigment for ***direct matting technology***
  - improved fiber quality
  - flexibility

Potential: $ 10 m



TiO_2
EG
PTA
Ester
Polymer
Spinning
TiO_2
EG
PTA
Ester
Polymer
Spinning

- New concept for ***full dull fibers*** additive
  - lower abrasion
  - less polymerdegradation
  - excellent brightness

Potential: $ 5 m



PET-semidull-fiber
PET-full-dull-fiber

ROCKWOOD HOLDINGS, INC. 44

Key Organic growth projects: Films and Plastic Bariumsulfate-Additives for white BOPET-films anti blocking of polymer-films Potential: $ 5 m Tracer additives for reliable product identification Potential: $ 2 m 45

Key Organic growth projects: Nano-Products Nano-Titanium Dioxide for cosmetic coating plastic films Potential: $ 3 m Nano-Bariumsulfate and Nano-Zinc sulfide for polymers mechanical strength thermal stability optical properties Potential: $ 3 m without nano without nano with nano with nano 46

Key Organic growth projects: Industrial Products Catalysts PET-polymerization Enzyme synthesis Biofuel Vitamines Organic synthesis Potential: $ 5 m Rutilit, Ferrous Oxide / -Sulfate blast furnace lifetime refractory materials cement Potential: $ 4 m 47

Organic growth project: Water Chemicals Nicasal product line for water treatment enhanced flocculation no corrosion cost savings Potential: $ 6 m Biotol odor prevention bio corrosion biogas plant Potential: $ 2 m 48

Exchange rate impact US$ in and out balanced 16 % of sales in US$ competitive disadvantage for €-prices outside Euro-Land 49

Titanium Dioxide Pigments: Financial performance 18,1%1) 20,1% 20,1% 20,0 % EBITDA margin 43,4 88,5 86,6 84,6 EBITDA 441,1 2006 239,4 430,5 422,0 Sales 2007 1st half 2005 2004 ($M) actual rates 1) 1st half 2006: 19,5% 50

Business characteristics Solution provider with micro and nano scaled inorganic particles Strong global position in special markets like synthetic fibers optical PET-films special polymers cosmetics and pharmaceuticals growing revenues with nano-scaled particles and catalysts Experienced management team with focus on organic growth Margins above peer-industry level 51

On September 1st, 2007 27 young people started their professional career as apprentices in our labs and workshops. The next generation for our ongoing success story. 52

Color Pigments Andrew M. Ross

Agenda Recent Acquisition Rockwood Color Pigments & Services (Combined Entity) Growth Platform – Construction Growth Platform – Coatings Summary 54

Recent Acquisition 55

Acquisition Business Overview Yr 2006 Net Sales: $172M Yr 2006 Adjusted EBITDA: $18M Purchase Price: $140M Number of Employees: 575 Number of Facilities: 7 (US, UK, China) Key Products: Iron oxide pigments (in powder, granules, liquids) and dosing systems, barytes, driers Key End Markets: Construction, Coatings, Plastics Number of Customers: ~ 1,000 Example of Customers: BASF, ICI Competitors: Lanxess, Rockwood, Chinese Suppliers 56

Enhance product portfolio Strengthen common markets Broaden geographic footprint Expand manufacturing capability Strategic Rationales for Combination 57

Enhance Product Portfolio

- Rockwood excels in Yellow while Acquisition excels in Red

	North America		Europe		Asia	
Product Line	Rockwood	Acquisition	Rockwood	Acquisition	Rockwood	Acquisition
Precip. Red			X			X
Copperas/212Y		X	X			
Micron. Yellow	X		X			X
Blends	X	X	X	X	X	X
Umber	X	X	X			
Granules	X	X	X			X
Liquids	X	X	X	X		
Black	X	X	X		X	X
Tan	X				X	X
High Purity	X	X	X			X

58

Strengthen Common Markets Construction 29% Coatings & Specialties 46% Rockwood Color Pigments Acquisition Common Applications and Customers Driers 25% Construction 56% Coatings & Specialties 44% 59

Broaden Geographic Footprint North America Europe Asia Rockwood Acquisition Rockwood has strong presence in Europe. Acquisition has strong presence in Asia 60

Expand Manufacturing Capabilities Recent Acquisition Rockwood King of Prussia, PA Beltsville, MD Easton, PA Colton, CA Los Angeles, CA St. Louis, MO East St. Louis, IL Kidsgrove, UK Sudbury, UK Matlock, UK Birtley, UK Market Harborough, UK Walluf, Germany Turin, Italy Shenzhen, China Taicang, China Chengshu, China Combined facilities increase manufacturing flexibility Facilities in China enhances supply assurance 61

Rockwood Color Pigments & Services (Combined Entity) 62

Rockwood Color Pigments Business Overview Pro Forma Yr 2006 Sales: ~ $500M Number of Employees: 1362 Number of Facilities: 21 (US, UK, Germany, Italy, China) Key Products: Iron oxide pigments (in powder, granules, liquids) and dosing systems, transparent iron oxide, complex inorganic color pigments, driers Key End Markets: Construction, Coatings, Plastics Number of Customers: ~ 5000 Examples of Customers: Pavestone, Oldcastle, BASF, ICI Competitors: Lanxess, Chinese Suppliers 63

Rockwood Color Pigments Today World’s #2 iron oxide pigments supplier Global manufacturing capabilities Attractive end markets Broad range of applications Diverse customer base Compelling growth opportunities 64

Key Applications Ready Mixed Concrete Concrete Paving Units Concrete Block, Brick Roofing Granules Masonry Cement Plastics Paint Cosmetics 65

End Markets Key Customers: Pavestone Old Castle/CRH CEMEX Key Customers: Sherwin Williams Benjamin Moore ICI 66 Coatings & Specialties 45% Driers 9% Construction 46%

Iron Oxide Pigment Value Chain - Overview Iron Oxide can be synthesized using different feedstock (typically iron based waste streams) by using different synthesis processes Finishing including milling, blending, granulating, and liquefying to meet the specific requirements of the end customers Unfinished Pigments come in three base colors (red, yellow and black) which are blended into various colors Raw Materials Copperas Scrap Iron Iron Powder Unfinished Pigments Red Yellow Black Finished Pigments Powder Liquid Granule Synthesis Finishing 67

Iron Oxide Pigments Value Chain - Construction Chinese sourced iron oxide has allowed in-house capacity to focus on higher value-added market segments The manufacturing processes for this group of products typically involve blending and liquefying without the need to invest in chemical reaction capacity. Powder, granules and liquids are different forms of iron oxides to meet the dosing requirements of the customers Unfinished Iron Oxide Internal Sources Other Chinese Suppliers Blocks and Pavers Ready-Mix Concrete Beltsville - Blended powder, Granules Matlock - Blended powder, Granules Walluff – Blended Powder, Granules Los Angeles - Blended Powder, Liquids King of Prussia - Liquids Raw Materials Finishing Applications Shenzhen – Blended Powder, Granules Colton – Blended Powder, Liquids 68

Iron Oxide Pigments Value Chain - Coatings


Raw Materials
Synthesis/Finishing
Applications
Copperas
Scrap Iron
Various Metals
St. Louis
• Iron Oxide powder
Turin
• Iron Oxide powder & granules
Taicang
• Iron Oxide powder
Easton
• Iron Oxide powder, granules
Kidsgrove
• Ceramic Stains
• Complex inorganic pigments
Paint, Plastics, Paper

- The stringent specifications (color and heat stability) of the coatings applications favor internally manufactured iron oxides
- The iron oxides produced in these facilities can be further processed into granules and liquids.
- Kidsgrove site produces transparent iron oxide in addition to other metal based pigments

ROCKWOOD HOLDINGS, INC. 69

Sales by Region 70 Europe 36% Asia & Others 8% North America 56%

Basis of Competition Color Formulation Expertise Color specification tailored to meet individual customer requirements Product Characteristics Particularly important in Coatings market where heat stability (plastics extrusion) and color retention (paint) are critical to end products Supply Assurance Color preference is dynamic Producers have particular expertise in making certain colors (e.g. Rockwood for Yellow and Red) Pigment Dosing System Value-added machines to ease color metering and matching Ensure customer loyalty Distribution/Services Direct sales force due to specialty nature of our products Commodity grade iron oxide producers use distributors 71

Growth Platform — Construction 72

Evolution of Coloring Systems in Construction Market Granufin granular pigments Granumat dosing machine Chameleon liquid pigments/machines Powder pigments The free flow characteristic of liquid and granular forms of pigments enables the automatic dosing systems Liquid Granule 73

Applications: Ready-Mix Concrete Key Regions: West Cost due to local zoning requirements, consumer preference and warm weather (facilitate the use of liquid) Advantages: No manual handling, free flowing, no dust, computer interface help ensure accuracy and consistency, facilitate data gathering and analysis Distribution: Own sales force and strategic alliance with Grace who is a market leader in supplying admixture to the ready-mix market Chameleon 74

Chameleon Sales History # of Chameleons $ Million 75 0 2 4 6 8 10 12 14 16 18 2000 2001 2002 2003 2004 2005 2006 0 50 100 150 200 250 300 $Million #Chameleons

For those who desire custom colors but in smaller quantities A new product designed for smaller customers A bucket system targeting masonry and stone manufactures Ideal for small quantity of numerous custom colors Focusing on Midwest customers 17 units installed to-date Chameleon Express 76

For those who need coloring for one specific job A new product designed for infrequent users An easily transportable, self-contained, pre-blended system on-loan to each job site Ideal for non-dedicated users with a pre-determined color End customer example: Wal-Mart 7 units in circulation to-date Chameleon One Color System 77

Applications: Block and Pavers Key Regions: National, depending on consumer preference Advantages: No manual handling, free flowing, low dust, high capacity dosing Distribution: Own sales force Granufin/Granumat (,000 lb) Total Granufin Volume 78 60,000 70,000 80,000 90,000 100,000 110,000 120,000 Yr 2004 Yr 2005 Yr 2006

Granular Products Portfolio Enhancement Rockwood’s Granufin patent expired in August this year We anticipate few new market entrants due to complexity of manufacturing process and our capacity leadership Through the recent acquisition, we have acquired another patented granulation process, named Crystal, follows a compaction process as opposed to the spray granulation process of Rockwood The combined processing capability derived through the merger will enhance our customer servicing capability New generation, patent applied Granufin products launched in Germany in 2007 with functional as well as coloring capabilities Rockwood’s Granufin Acquisition’s Crystal 79

Growth Platform — Coatings 80

Solaplex Product Overview

- Solaplex™ Pigments are a new chemistry, offering an environmentally acceptable alternative to pigments that contain cadmium, lead, chromium, nickel, antimony and molybdenum
- **Target Applications**:
- **Coil Coatings** - many of which are acid-catalysed, that required high performance inorganic pigments to meet long-life guarantees
- **Exterior Masonry Paints and Coatings** - where a combination of durability, chemical resistance and hiding powder are required
- **Decorative, Industrial and Automotive** - in-plant and in-store tinting systems
- **Engineering Polymers** - where reactive polymers and high temperature processing are utilised – including hot melt road markings


ROCKWOOD


Solaplex™ Yellow
34H1001
Solaplex™ Orange
34H1003
Solaplex™ Mid Yellow
34H1002

ROCKWOOD HOLDINGS, INC. 81

Solaplex Market Opportunity Lead Chromate substitution – pressure to reformulate away from heavy metal Global pigment demand – 35,000 Mt Other substitutes: titinates, bismuth vanadates, organics No pigment matches lead chromate economic value across all parameters Solaplex advantages: relative cost, heat stability, light fastness Target 50% of lead chromate market: high performance coatings, engineering polymers and heat fast road marking Active customer formulation work covering 300 Mt demand in process 82

Solaplex Opportunities by Application 83 22% 36% 13% 29% High Performance Coatings Road Marking Paints Engineering Polymers Others

Solaplex Projected Sales Growth ($M) 84 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 Yr 2005 Yr 2006 Yr 2007 Yr 2008 Yr 2009 Yr 2010 Yr 2011

Summary 85

Rockwood is the 2nd largest global supplier of iron oxide color pigments: Pro Forma Yr 2006 Net Sales: >$500M An experienced management team with industry expertise A flexible, diversified manufacturing base with superior capabilities A complete product portfolio well positioned to serve our customers Growth opportunities in new product introductions and geographic expansion Summary 86

Specialty Chemicals Dr. Monika Engel-Bader

Specialty Chemicals Focused on Surface Treatment and Fine Chemicals Innovative technology and one of the global leaders in each key area Over 2760 employees More than 30 production sites in over 28 countries Sales over 910 Million US$ Double digit revenue and EBITDA growth 88

Brine Evaporating Ponds in Chile Pharmaceutical Batteries Products & Services for Metal Processing Specialty Chemicals 89

Part 1 : Surface Treatment-Overview Products to improve corrosion-resistance and paint adhesion to metal surfaces Customer-value proposition centered around process sustainability #2 global supplier of cleaners, conversion coatings and additives Key competitors: Henkel, PPG, GE Betz, Nihon Parkerizing Major markets: Automotive, Aerospace, Coil, General Industry Key growth initiatives: Asia Pacific, Aerospace Sales by Market Sales by Region 90 Americas 22% EMEA 73% Asia Pacific 5% General Industry 43% Coil 11% Aerospace 12% Cold Forming 8% Automotive 26%

Part 1: Surface Treatment - Processes and Products


Galvanizing
Metals
Rolling Oil
Coolants
Cleaners
Passivation
Thin Organic Coating
Primers
Machining
Forming
Cars
Aircraft
Appliances
HVAC
etc.
Cleaners
Etching Agents
Pre- / After-Rinses
Conversion Coatings
Non Destructive Testing
Paint Strippers
Paint Detack
Sealant Removers
Sealants
Joining
Surface
Treatment &
Painting

ROCKWOOD HOLDINGS, INC. 91

Part 1: Surface Treatment Focus on Technology in our core business Our key to success Creating value through differentiation Präsentation STR Investorenkonferenz – version 23.08.2007.ppt 92

New Technologies Process Optimization Safety Health Environment Oxsilane Cr- Free Primer Corrosion Protection Primer Edge Protection Pretreatment Passivation Permanent Coating Zinc Phosphate Replacement Part 1: Surface Treatment - Drivers - Technologies - Projects 93

1 : 1 Replacement for Zinc Phosphate with thin layer Oxsilane Layer: Density 0,9 – 1,1 g/cm³ Silicon 1 – 6 mg/m² Coating Weight 20 – 80 mg/m² Thickness 20 – 80 nm Source: VU Brussels Paint Part 1: Surface Treatment - Silane for OEM Main Advantages over Zinc Phosphate Room temperature No activation or post-rinse Reduction in waste treatment Free of hazardous metals Paint Zinc Phosphate 94

Chemical & Technical Profile New principle of Surface Treatment: adhesion promotion by monomolecular layers Water-based treatment Suitable for Aluminum Builds extremely thin film on surface Chemically bound to metal Promotes adhesion of paints Application so far focused on Aluminum Wheels Benefits of SAM Major Improvement of Safety Health & Environment No Metal at all Very low concentration of active ingredient Reduced Disposal Costs vs Chromating Reduced energy, maintenance, investment Part 1: Surface Treatment - SAM - Self Assembling Molecules Metal Paint Bonding Group SAM Anchor Group Metal-Hydroxide 95

Atomistic Calculation of SAM Layer with Defect Part 1: Surface Treatment - SAM - Self Assembling Molecules 96

No. 1 supplier globally in metal based fine chemicals Key products are Lithium and Cesium compounds and Metal Sulfides Key markets are Life Science, Chemicals and Plastics, Electronics and Automotive Customer value proposition centered around service, quality and innovation Cost effective production processes through Lean Sigma Part 2 : Fine Chemicals - Overview Key Geographic Markets Sales by End Markets Data as per Dec. 2006 97 Europe 51% Others 28% Americas 21% Life Sciences 29% Electronics 9% Others 11% Automotive 20% Chemicals & Plastics 31%

Part 2: Lithium – “Lithium Tree” The lithium value chain Life-science products Metal and battery products Other products Providing lithium compounds throughout all stages of the value chain Constantly searching for expansion opportunities and new applications for existing products Li-Acetylide Methyl-lithium Phenyl-lithium LDA LHS Li-t-Butoxide Li-Methoxide Li-Hydride Li-tri (t-butoxy)-alanate Li-Amide Li-Boro-hydride Li-Salicylate Li-Citrate Li-Benzoate Li-Acetate Li-Zeolite Potash Bischofite Li-Nitride Li-Bromide Li-Fluoride Li-Peroxide Li-Hydroxide CO2-Absorption Products Li-Iodide Li-Perchlorate LiBOB Electrolytes Anodes Foils Ores Lithium Chloride Brines Butyl-lithium Li-Alanate Lithium Metal Lithium Carbonate Li-Sulphate Li-Nitrate Li-Phosphate Li-Silicate Li-Tetra-borate Li-Chromate Sabalith 98

Key Products Key Applications Part 2: Lithium – Products and Applications Lithium carbonate Butyl- lithium Lithium metal Lithium hydroxide Lithium organics Pharmaceuticals Pharmaceuticals Pharmaceuticals Glass ceramics Grease Batteries CO2 Absorption Elastomers Aluminum Batteries Liquid Crystals Al - alloys Mining Cement 99

Part 2: Lithium Ion Battery Market is growing strongly in existing applications In 2007 over 2.5 Billion Lithium Ion Battery cells for electronic devices have been produced, 66% of the total rechargeable battery market. Historical annual growth rate for Lithium Ion Batteries has averaged over 10% expected growth in the next few years will be in that range. Current major market applications for Lithium Ion Batteries are cell phones and notebook computers. Annual lithium carbonate demand for Lithium Ion Batteries is already over 25 million pounds with Chemetall holding a 40% share of the market. Lithium carbonate is used for the manufacturing of various cathode materials (mainly Lithium cobaltate). 100

Part 2: Lithium Ion Battery Market - new applications in power tools and small application Besides the increasing demand of cellular phones and notebooks, the implementation of new Lithium Ion Batteries for power tools and other smaller applications, e. g. camcorders, video games, PDA, i-Pod are main growth drivers for the next years. The growth potential for power tools with Li Ion Batteries is estimated to be 15% per year. Power tools with Li Ion Batteries now offering similar performance of plug-in and pneumatic models. Originally offered as tools for professionals in 2004, now being introduced in “Do it yourself” commercial use. 101

Chemetall Estimates Million lbs Li carbonate Part 2: Li Ion Battery Market History and Forecast Specialty Chemicals estimate: usage of Lithium Carbonate 102 0 5 10 15 20 25 30 35 40 45 50 55 60 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 New small devices Power Tools Notebook Cellular

Part 2: Lithium Ion Battery Market - emerging application: HEV cars and plug-ins All major car manufacturers are working to develop hybrid cars for the future Current technology of NiMH in batteries will change to Lithium Ion Batteries due to higher performance and reliability Change of battery technology will take some time Chemetall is working with leading battery developers and manufacturers as well as institutes/universities to support the newest technology developments Hybrid and electrical cars will be a growth driver in the longer term future. 103

Part 2: Lithium Specialties – Growth Opportunities and Market Approach Chemetall is the number 1 supplier of organo metal (Lithium or Magnesium based) compounds for the synthesis of active pharmaceutical ingredients. Chemetall has the broadest product portfolio of organo metal compounds worldwide, with production capabilities from kg to 100 mt scale. Customers are leading pharmaceutical companies as well as generic producers worldwide. Chemetall invests heavily in R+D in organo metal specialties to support opportunities 104

High presence at the R&D customer base Product benefit related marketing communication Customer tailored product offering and logistics Enlarge product portfolio through new products Part 2: Lithium Specialties Growth Steps Growth New product innovation Innovation Product portfolio enlargement Product placement 105

Part 2: Lithium Specialties - Growth Steps Growth in pharmaceutical / high end fine chemical industry is project driven a rich pipeline of projects is needed (actual over 400 projects in phase I – III) customers need reliable development partners during phase I – III Customers need the right production and logistic partners during scale up and final launch We are recognized as a highly trusted and reliable partner 106

Part 2: Chemetall‘s growth strategy is supported by strategic investment projects The new “Direct Chloride Process” will give Chemetall a very competitive cost position for Lithium Chloride (effective Q1, 2008). A new plant to produce Lithium organic specialties is being built in Langelsheim, Germany, to supply future growth (start of production Q3, 2008). Two 60 ha ponds are already built in Chile. Additional Lithium brine to produce Lithium Carbonate will be available in 2009. 107

Part 3: Financial Results Specialty Chemicals (Sales and EBITDA in US$) Customer focus, innovation and operational excellence lead to excellent results: Margin % US$ 108 538,8 918,3 842,0 759,6 134,6 206,6 174,2 141,4 25,0 22,5 20,7 18,6 0 100 200 300 400 500 600 700 800 900 Dec. 2004 Dec. 2005 Dec. 2006 June 2007 0 5 10 15 20 25 30 Net Sales EBITDA Margin

Financial Summary Robert J. Zatta

Agenda Year 2007 Update Moving Forward 110

Year 2007 Update 111

First Half Highlights 112 Excellent first half performance. Achieved net sales growth of 10.1% including 2.8% price increase. Adjusted EBITDA was $325.2M, up 16.5% vs. first half of ‘06. Achieved 19.7% Adjusted EBITDA margin vs. 18.7% in first half of ‘06. Excluding the impact of foreign exchange, net sales growth was 4.9% and Adjusted EBITDA growth was 10.7% vs. first half ‘06. Adjusted EBITDA increase primarily driven by strong performance in Specialty Chemicals and Advanced Ceramics.

First Half Highlights (continued) 113 Completed sale of Groupe Novasep, largest non-core business Net proceeds of ~$425 million Strengthened balance sheet: redeemed 10 5/8% notes; earned two-notch upgrades on secured debt from rating agencies: achieved 50 basis-point reduction in bank debt First-half performance demonstrated strength of diversified product and geographic portfolio Closed acquisition of Elementis Color Pigments August 31, 2007

Continued Solid Performance (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. Results by Segment – First Half 114 @ Actual Rates Net Sales Adj. EBITDA (a) ($M) YTD 2007 YTD 2006 % Change FX Adj % Change (b) YTD 2007 YTD 2006 % Change FX Adj % Change (b) Specialty Chemicals 538.8 $ 460.1 $ 17.1% 11.5% 134.6 $ 102.1 $ 31.8% 26.2% Performance Additives 401.0 395.3 1.4% (1.2%) 78.1 76.1 2.6% 0.0% Titanium Dioxide Pigments 239.4 219.2 9.2% 1.0% 43.4 42.7 1.6% (5.9%) Advanced Ceramics 224.1 190.7 17.5% 9.5% 61.5 49.2 25.0% 15.9% Specialty Compounds 140.4 129.3 8.6% 4.9% 17.6 15.9 10.7% 7.5% Electronics 103.1 101.0 2.1% (1.1%) 18.1 18.3 (1.1%) (4.4%) (28.1) (25.1) (12.0%) (10.0%) Total Rockwood 1,646.8 $ 1,495.6 $ 10.1% 4.9% 325.2 $ 279.2 $ 16.5% 10.7% Adj. EBITDA Margin 19.7% 18.7% +1.0 ppt Corporate

Sales Growth (a) A reconciliation of Net Income to Adjusted EBITDA is provided later in presentation. (b) Excluding the impact of foreign exchange. See Appendices. 115 First Half ($M) Net Sales % Change Yr 2007 1st Half 1,646.8 $ Yr 2006 1st Half 1,495.6 151.2 $ 10.1% Due to (Approx.): 42.3 2.8% 77.3 5.2% 1 31.6 2.1% 1 Volume growth driven by small bolt-on-acquisitions Volume/Mix Currency Pricing Change

Adjusted EBITDA Growth (a) A reconciliation of Net Income to Adjusted EBITDA is provided later in presentation. (b) Excluding the impact of foreign exchange. See Appendices. 116 First Half ($M) EBITDA % Change Yr 2007 1st Half 325.2 $ Yr 2006 1st Half 279.2 46.0 $ 16.5% Due to (Approx.): 29.9 10.7% 16.1 5.8% Currency Organic Change

MTM of Euro denominated debt and cash position Groupe Novasep ’07 results primarily related to the gain on divestment Viance JV MTM of interest rate swaps. Gain in ’06 and loss in ’07. Income Statement - Analysis 117 ($M) First Six Months Yr 2007 Yr 2006 Net Sales 1,646.8 $ 1,495.6 $ Gross Margin 529.7 468.7 32% 31% Operating Income 213.9 178.0 13% 12% Interest Expense net 1 - DFC and Cash (90.6) (100.3) Interest Expense - MTM of Swaps (2.0) 15.3 Foreign Exchange Gain 3.7 2.2 Loss on early extinguishment of debt (19.4) - Other (1.0) 1.8 Income Before Tax 104.6 $ 97.0 $ Tax Provision 44.0 40.3 Net Income - Cont. Op. before Minority Interest 60.6 $ 56.7 $ Minority Interest (3.4) - Net Income - Continuing Operations 57.2 $ 56.7 $ Income from Discontinued Operations 116.2 24.6 Minority Interest from Discontinued Operations (0.1) (4.2) Net Income - Reported 173.3 $ 77.1 $ 1 Net of Interest Income (YTD: $9.1M in 2007 and $2.5M in 2006). Operating Income % Gross Margin %

Reconciliation of Net Income to Adjusted EBITDA Viance JV Groupe Novasep 118 ($ in millions) Yr 2007 Yr 2006 173.3 $ 77.1 $ Income from discontinued operations, net of tax (116.2) (24.6) Minority interest in discontinued operations 0.1 4.2 57.2 $ 56.7 $ Income tax provision 44.0 40.3 Minority interest in continuing operations 3.4 - 104.6 $ 97.0 $ Interest expense 101.7 87.5 Interest income (9.1) (2.5) Depreciation and amortization 108.4 93.0 Restructuring and related charges 6.0 2.2 CCA litigation defense costs 0.3 0.5 Systems/organization establishment expenses 1.2 4.1 Cancelled acquisition and disposal costs 0.8 0.9 Inventory write-up reversal 0.1 0.9 Costs incurred related to debt modification 0.9 - Loss on early extinguishment of debt 19.4 - (Gain) loss on sale of assets (5.2) (0.4) Foreign exchange gain, net (3.7) (2.2) Other (0.2) (1.8) Adjusted EBITDA 325.2 $ 279.2 $ First Six Months Income before taxes and minority interest Net income from continuing operations Net income

Consolidated Earnings per Share 119 Net Income ($M) Diluted EPS 4 Net Income ($M) Diluted EPS 4 Reported Net Income / EPS 173.3 $ 2.28 $ 77.1 $ 1.03 $ Non-recurring items (net of tax): 1 (115.7) (1.52) (8.3) (0.11) 0.8 0.01 2.4 0.03 1.2 0.02 (9.3) (0.12) (2.4) (0.03) (1.4) (0.02) 4.1 0.05 1.5 0.02 2 12.9 0.17 - 3 (3.4) (0.05) - - 0.7 0.01 0.5 - Adjusted Net Income / EPS 71.5 0.94 62.5 0.83 1 2007 primarily related to the sale of Groupe Novasep. 2 Primarily consists of redemption premium related to the redemption of 10 5/8% Senior Subordinated Notes. 3 Gain related to the sale of Wafer Reclaim US business. 4 Based on the share count of 76,150 for first half 2007 and 75.041 for first half 2006. Six Months Ended June 30, 2006 Six Months Ended June 30, 2007 Other Miscellaneous One-Time Charges Gains on Asset Sales 3 Debt Modification Cost 2 Restructuring FX (Gain)/Loss on debt Mark-to-market of Swap (Gain)/Loss Systems organization/establishment expenses Novasep Related Items

($ in millions) Note: 2002 based on the combined Dynamit Nobel FYE 9/30 and Rockwood FYE 12/31 results. 2003 based on the combined Dynamit Nobel FYE 12/31 and Rockwood FYE 12/31 results. All amounts include Groupe Novasep. (1) Net of proceeds on sale of property, plant and equipment. (2) Continuing operations only. % of Net Sales 6.8% 6.4% 7.3% 6.4% 6.1% 5.6% Sustainable Maintenance CapEx (3% of net sales) Capex (1)(2) (1) 120 $168 $203 $199 $212 $156 $148 FY2002 FY2003 FY2004 FY2005 FY2006 PF FY2006

Consolidated Net Debt (a) A reconciliation of Net Income to Adjusted EBITDA is provided is provided elsewhere in presentation. (b) Covenant ratio calculated under senior credit agreement for Rockwood Specialties Group, Inc is 3.97x, which specifies maximum level of cash at $100M and converts Euro denominated debt at average Euro-rate during LTM period. (b) 121 As Reported Including Novasep Continuing Operations ($M) 12/31/2004 Leverage 12/31/2005 Leverage 12/31/2006 Leverage 6/30/2007 Leverage B/S FX 1.36 1.18 1.32 1.35 LTM Adj EBITDA (a) 539.9 $ 570.9 $ 621.5 $ 599.2 $ Cash 111.3 0.21 x 102.2 0.18 x 39.5 0.06 x 193.5 0.32 x Revolver - 30.0 0.05 x 37.0 0.06 x - 0 x Term Loans 1,803.3 3.34 x 1,708.9 3.00 x 1,734.0 2.79 x 1,720.9 2.87 x Assumed Debt 236.1 0.44 x 189.1 0.33 x 144.9 0.23 x 98.1 0.16 x 1,928.1 $ 3.57 x 1,825.8 $ 3.20 x 1,876.4 $ 3.01 x 1,625.5 $ 2.71 x PIK Notes/S. Disc. Notes 256.5 0.48 x - 0.00 x - 0.00 x - 0.00 x Sr. Sub.Notes 2011 375.0 0.70 x 273.4 0.48 x 273.4 0.44 x - 0 x Sr. Sub.Notes 2014 709.7 1.31 x 642.4 1.12 x 695.0 1.12 x 707.8 1.18 x 3,269.3 $ 6.06 x 2,741.6 $ 4.80x 2,844.8 $ 4.58 x 2,333.3 $ 3.89 x Net Debt Net Sr. Debt

Net Debt/LTM Adjusted EBITDA 122 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07

Free Cash Flow 123 ($M) First Half 2007 Full Year 2006 Adjusted EBITDA - Cont. Op. 325.2 $ 553.2 $ WC Change (a) (75.9) (28.8) Cash Taxes (b) (24.0) (32.4) Cash Interest (c) (85.9) (193.2) Cash From Operating Activities 139.4 298.8 CAPEX (d) (92.5) (167.6) Free Cash Flow - Cont. Op. 46.9 131.2 Discontinued Operations 1.6 (8.1) Free Cash Flow - Total 48.5 123.1 (a) Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income tax payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. (b) Equals tax provision minus deferred income tax. (c) Excluding MTM of Swaps and Deferred Financing Costs. (d) CAPEX net of proceeds on sale of property, plant and equipment.

Moving Forward 124

FY 2006 Yr 2007 Outlook Sales Growth $3.0 Billion ~10% EBITDA $ 553 Million EBITDA % of Sales 18.6% Improve Margin to 19 to 19.5% *Proforma for sale of Groupe Novasep/Excluding Elementis acquisition Full Year Outlook 125

Full Year Outlook (cont.) ($M) First Half '07 Actuals Qtr 3 '07 Estimate Qtr 4 '07 Estimate Yr 2007 Estimate Depreciation 77.0 41.9 43.6 162.5 Amortization 31.4 16.2 16.2 63.8 Total D&A 108.4 58.1 59.8 226.3 Deferred Financing Cost (non-cash) 4.7 2.1 2.1 8.9 Cash Interest on Existing Debt 85.9 39.8 39.7 165.4 Total Interest Expense (ex. MTM of swaps) 90.6 41.9 41.8 174.3 Minority Interest 3.5 2.5 2.5 8.5 Tax Rate 42% 42% 42% 42% Share Count 76,150 76,500 77,000 76,450 126 Note: Excluding Elementis Pigments

Elementis Pigments Acquisition Completed acquisition of Elementis color pigments, building a stronger, more global business, with established facilities in China Acquisition closed August 31, 2007 Elementis business will be integrated into Rockwood Color Pigments, part of Performance Additives segment Elementis results consolidated into segment results, effective September 2007 Sales of approximately $175mm 127

Moving Forward—Next 12 Months Emphasis on organic growth and productivity in 2008 Integrate Elementis acquisition to achieve synergies Maintain margins at +19% Rockwood will achieve 3.5 leverage ratio target by year-end Selective asset sales still under consideration 128

Appendices 129

2007 - YTD Reconciliation of Pre-Tax Income to Adjusted EBITDA by Segment

($ in millions)	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Electronics	Corporate	Consolidated
Six months ended June 30, 2007								
Income (loss) before taxes and minority interest	**$ 90.7**	**$ 43.8**	**$ 6.1**	**$ 23.9**	**$ 6.0**	**$ 11.6**	**$ (77.5)**	**$ 104.6**
Interest expense	19.0	6.2	15.9	16.6	4.7	0.1	39.2	101.7
Interest income	(1.7)	(0.5)	(0.1)	-	(0.2)	(0.7)	(5.9)	(9.1)
Depreciation and amortization	26.4	25.5	20.8	19.7	5.5	8.0	2.5	108.4
Restructuring and related charges	0.5	0.3	-	0.7	-	3.7	0.8	6.0
CCA litigation defense costs	-	0.3	-	-	-	-	-	0.3
Systems/organization establishment expenses	(0.4)	0.5	-	0.6	0.5	-	-	1.2
Cancelled acquisition and disposal costs	0.1	-	0.7	-	-	-	-	0.8
Inventory write-up reversal	-	-	-	0.1	-	-	-	0.1
Cost incurred related to debt modification	-	-	-	-	-	-	0.9	0.9
Loss on early extinguishment of debt	-	1.9	-	-	1.1	0.3	16.1	19.4
Loss (gain) on sale of assets	-	0.1	-	-	-	(4.7)	(0.6)	(5.2)
Foreign exchange loss (gain), net	0.3	-	-	(0.1)	-	(0.2)	(3.7)	(3.7)
Other	(0.3)	-	-	-	-	-	0.1	(0.2)
Adjusted EBITDA	**$ 134.6**	**$ 78.1**	**$ 43.4**	**$ 61.5**	**$ 17.6**	**$ 18.1**	**$ (28.1)**	**$ 325.2**
Six months ended June 30, 2006								
Income (loss) before taxes and minority interest	**$ 55.2**	**$ 45.8**	**$ 11.8**	**$ 16.4**	**$ 11.7**	**$ 7.7**	**$ (51.6)**	**$ 97.0**
Interest expense	25.6	7.6	14.3	15.6	-	1.9	22.5	87.5
Interest income	(3.2)	-	(0.1)	(0.1)	(0.1)	(1.1)	2.1	(2.5)
Depreciation and amortization	23.1	20.3	18.3	16.4	4.3	8.6	2.0	93.0
Restructuring and related charges	0.5	0.8	-	-	-	0.9	-	2.2
CCA litigation defense costs	-	0.5	-	-	-	-	-	0.5
Systems/organization establishment expenses	0.1	0.4	-	0.3	-	-	3.3	4.1
Cancelled acquisition and disposal costs	0.9	-	-	-	-	-	-	0.9
Inventory write-up reversal	-	0.8	-	0.1	-	-	-	0.9
(Gains) losses related to asset sales	-	(0.1)	-	0.1	-	-	(0.4)	(0.4)
Foreign exchange loss (gain), net	0.2	0.1	-	-	-	0.3	(2.8)	(2.2)
Other	(0.3)	(0.1)	(1.6)	0.4	-	-	(0.2)	(1.8)
Adjusted EBITDA	**$ 102.1**	**$ 76.1**	**$ 42.7**	**$ 49.2**	**$ 15.9**	**$ 18.3**	**$ (25.1)**	**$ 279.2**

ROCKWOOD HOLDINGS, INC. 130

2007 - YTD FX Impact on Results 131 ($ in millions) Change in $ Change in % FX-Effect Organic Specialty Chemicals 78.7 $ 17.1% 25.8 $ 52.9 $ Performance Additives 5.7 1.4 10.4 (4.7) Titanium Dioxide Pigments 20.2 9.2 17.9 2.3 Advanced Ceramics 33.4 17.5 15.3 18.1 Specialty Compounds 11.1 8.6 4.7 6.4 Electronics 2.1 2.1 3.2 (1.1) Net Sales 151.2 $ 10.1% 77.3 $ 73.9 $ Specialty Chemicals 32.5 $ 31.8% 5.8 $ 26.7 $ Performance Additives 2.0 2.6 2.0 - Titanium Dioxide Pigments 0.7 1.6 3.2 (2.5) Advanced Ceramics 12.3 25.0 4.5 7.8 Specialty Compounds 1.7 10.7 0.5 1.2 Electronics (0.2) (1.1) 0.6 (0.8) Corporate (3.0) (12.0) (0.5) (2.5) Adjusted EBITDA 46.0 $ 16.5% 16.1 $ 29.9 $ Change: Six Months Ended June 30, 2007 versus 2006

Moving Forward Seifi Ghasemi

Past Six Years Focused on building Rockwood Set up company Build organization Set up Metrics Restructuring Acquisitions and Integration IPO Moving Forward 133

Transformation of Rockwood – 2001 to 2007 19.2 599 $3,126 LTM to June 2007 18.9 140.4 $742.6 2001 % Adjusted EBITDA Net Sales (in millions) 134

(1) LTM 6/30/07 net sales. Continuing operations only. ($ in millions) 2000 Formation of Rockwood Strong product and technology platform Corporate orphan with untapped growth potential 2001 Impacted by economic downturn Hires Seifi Ghasemi and Bob Zatta 2002 New strategic initiatives Culture change Sets up metrics Productivity, cost reduction, accountability and capital discipline 2003 Positive impact from strategic initiatives Elimination of bureaucracy Shifts focus to growth 2004 Acquires Dynamit Nobel Seamless integration of the two businesses 2005 IPO – all primary Delevers balance sheet Continued focus on cash flow generation Organic and bolt-on acquisition-driven growth 2006 – Present Reduces portfolio complexity Further delevers balance sheet Strategic alliances and cash-accretive acquisitions Rockwood Today Sales(1): $3.1 billion We have evolved into a leading specialty chemical and advanced materials company through a combination of organic growth, disciplined strategic acquisitions, seamless integration and cost control. Net Sales The Rockwood History – Transformation Through Growth 135 $500 $850 $1,200 $1,550 $1,900 $2,250 $2,600 $2,950 $3,300 Jan 00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 December 31, 2006

Transformation of Rockwood – 2001 to 2007 13 Acquisitions 3 Divestitures Organic growth Focused strategy Consistent management philosophy Cultural transformation 136

Corporate Strategy Assemble a collection of self-sufficient, highly focused and accountable business units with the following characteristics: Global market leadership Technology leadership High margins Limited exposure to raw materials and energy price changes Adoption of a common culture throughout the company Customer focused Cash generation Commitment to excellence 137

Management Philosophy Small corporate center Minimum layers of management Performance evaluated using world class, detailed operating metrics Short-term incentive plan based on Adjusted EBITDA Long-term equity incentive plan for key employees On-site communication and motivation of all employees 138

Our Record for the Past 6 Years Successfully executed our strategy Delivered the financial performance we had promised Significantly delevered our balance sheet (current net debt/LTM Adjusted EBITDA of 3.9) 139

Net Sales Adjusted EBITDA Note: Reflects sale of Groupe Novasep. 2002 based on the combined Dynamit Nobel FYE 9/30 and Rockwood FYE 12/31 results. Margin: 19.7% 19.0% 18.6% 18.9% 18.6% 19.2% ($ in millions) CAGR: 12.2% CAGR: 10.6% Continuing Operations Only Rockwood Growth History 140 $3,126 $2,975 $2,742 $2,574 $2,183 $1,874 2002 PF 2003 PF 2004 PF 2005 2006 LTM 6/30/07 $599 $370 $415 $479 $519 $553 2002 PF 2003 PF 2004 PF 2005 2006 LTM 6/30/07

Net Debt/LTM Adjusted EBITDA 141 3,5 4,0 4,5 5,0 5,5 6,0 6,5 7,0 Dec- 03 Mar- 04 Jun- 04 Sep- 04 Dec- 04 Mar- 05 Jun- 05 Sep- 05 Dec- 05 Mar- 06 Jun- 06 Sep- 06 Dec- 06 Mar- 07 Jun- 07

Moving Forward Rockwood Today $3.0+ billion public company Set of businesses with global market and technology leadership Very stable and mostly inorganic raw material base Adjusted EBITDA margins of +19% Strong cash flow Significant organic growth potential across the portfolio An experienced, focused management team which owns 6% of the company 142

Attractive Global Businesses in Diversified End-Markets 2006 Net Sales by End Market Total : $3.0 billion 143 Consumer Products 5% Environmental 2% Specialty Coatings 3% Metal Treatment & General Industrial 14% Life Sciences 7% Others 6% Automotive 16% Paper 3% Electronics & Telecommunication 15% Chemicals & Plastics 13% Construction 16%

Attractive Global Businesses in Diversified End-Markets 2006 Net Sales by Geography 144 North America 34% Europe 49% Other 17%

Inorganic Raw Material Base with Limited Exposure to Energy Prices Energy purchases account for approximately 3% of 2006 net sales Very limited exposure to oil price fluctuations due to inorganic focus Top 10 raw materials represent only 9.7% of 2006 net sales Raw Material Position Energy Exposure Titanium-bearing slag Titanium Dioxide Pigments 1.7% Copper Performance Additives 1.5% Zinc / Zinc Oxide Specialty Chemicals / Titanium Dioxide Pigments, Performance Additives 0.9% Monoethanolamine Performance Additives 0.9% Plasticizer Specialty Compounds 0.9% Iron Oxide Performance Additives 0.9% PVC Resin Specialty Compounds 0.8% Quaternary Amines Performance Additives 0.7% AOM Specialty Compounds 0.8% Molybdenum Specialty Chemicals 0.7% Total 9.7% 145 RAW MATERIAL BUSINESS % OF 2006 NET SALES

Performance Since Going Public in 2005 Delivered 7 consecutive quarters of consistent results since going public in August of 2005. Sold 3 businesses to focus portfolio Used the strong free cash flow to delever to less than 4.0 net debit/Adjusted EBITDA Made 6 key bolt-on acquisitions to strengthen core business units 146

Moving Forward 147

Moving Forward Focus Portfolio Focus On Growth & Productivity Improve Financial Ratios Invest in The Business Focus on our core businesses, where we already have: Global market position of #1 or #2 Global technology leadership Adjusted EBITDA margin of +20% Limited exposure to raw material price fluctuation Organic growth: +5% per year Bolt-on acquisitions: +3% per year Productivity improvement: +3% per year Debt to Adjusted EBITDA of 3.5x EPS growth of +15% per year Sustainable Maintenance CapEx 3% of sales Total CapEx 6-7% of sales We have established a reputation for profitable growth and successful and timely implementation of strategic goals. 148

Focus Portfolio Focus on our core businesses, where we already have: Global market position of #1 or #2 Global technology leadership Adjusted EBITDA margin of +20% Limited exposure to raw material price fluctuation Current Status Sold more than $550M of non-core businesses 149

Focus on Growth & Productivity Current Status Achieved organic growth of 10.1% for LTM to June 2007 (6% FX related) Acquired 3 bolt-on businesses with total sales of +$200M Achieved productivity goal Goal as stated in October 2006 Organic growth: +5% per year Bolt-on acquisitions: +3% per year Productivity improvement: +3% per year 150

Improve Financial Ratios Current Status Net debt to Adjusted EBITDA of 3.9 as of June 30, 2007 EPS (normalized) growth of 25% (2006 vs 2005) Goal as stated in October 2006 Two-year target of net debt to Adjusted EBITDA of 3.5 EPS growth of 15%/year 151

Improve Financial Ratios Current Status Capex of $203M in 2006 to continue to grow the business Goal as stated in October 2006 Invest 3% of sales in opportunity Capex Invest 3% of sales in maintenance Capex 152

Moving Forward Focus Portfolio Focus On Growth & Productivity Improve Financial Ratios Invest in The Business Focus on our core businesses, where we already have: Global market position of #1 or #2 Global technology leadership Adjusted EBITDA margin of +20% Limited exposure to raw material price fluctuation Organic growth: +5% per year Bolt-on acquisitions: +3% per year Productivity improvement: +3% per year Debt to Adjusted EBITDA of 3.5x EPS growth of +15% per year Sustainable Maintenance CapEx 3% of sales Total CapEx 6-7% of sales We have established a reputation for profitable growth and successful and timely implementation of strategic goals. 153

Focused on Organic Growth and Productivity Thank you for joining us today. If you have questions after the conference please feel free to contact Timothy McKenna, VP Investor Relations and Communications 609-734-6430 or tmckenna@rocksp.com. 154

Focused on Organic Growth and Productivity

Advanced Ceramics Dr. Ulf-Dieter Zimmermann